Exhibit 10.13

AGREEMENT REGARDING AGENCY

AND AMENDMENT TO LOAN DOCUMENTS

This AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS (“Agreement”), dated as of June 17, 2019, among GUGGENHEIM CREDIT SERVICES, LLC, a Delaware limited liability company (“Successor Agent”), GUGGENHEIM CORPORATE FUNDING, LLC, a Delaware limited liability company (“Resigning Agent”), AP WIP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), certain of its subsidiaries as Asset Companies and Operating Companies (each an “Obligor” and collectively, the “Obligors”), AP WIP DOMESTIC INVESTMENTS III, LLC, a Delaware limited liability company (“Holding Company”), AP SERVICE COMPANY, LLC, a Delaware limited liability company (the “Servicer”), MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as Backup Servicer (“Backup Servicer”), each of the Lenders party hereto, DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (in such capacity, “Collateral Agent”), as calculation agent (in such capacity, “Calculation Agent”) and as paying agent (in such capacity, “Paying Agent”).

RECITALS

A. Reference is made to the DWIP Loan and Security Agreement dated as August 12, 2014 among Borrower, Holding Company, the Obligors party thereto, Servicer, Resigning Agent, as Administrative Agent for the Lenders, the Lenders party thereto, Backup Servicer, Collateral Agent, Calculation Agent and Paying Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Terms used and not otherwise defined in this Agreement have the meanings given them in the Loan Agreement.

B. Pursuant to the Loan Agreement, Borrower, certain Loan Parties and others executed and delivered certain collateral and other loan documents to the Administrative Agent and Collateral Agent for the benefit of the Lenders.

C. Resigning Agent is resigning as Administrative Agent under the Loan Documents, and assigning its capacity as “Administrative Agent” under all such applicable documents to the Successor Agent, and Successor Agent shall succeed Resigning Agent as Administrative Agent under the Loan Documents.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Resignation, Appointment and Assignment of Loan Documents.

A. Upon the Effective Date (used as defined herein), (i) Resigning Agent hereby irrevocably assigns to Successor Agent, each and every right and all title and interest of Resigning Agent in its capacity as Administrative Agent under the Loan Documents and such other instruments or documents executed and/or delivered to Resigning Agent in its capacity as Administrative Agent pursuant to or in connection with any Loan Document (“Assigned Documents”), and is hereby discharged from and delegates all rights, covenants, liabilities and obligations of Resigning Agent in its capacity as Administrative Agent under the Assigned Documents to Successor Agent, (ii) each Lender hereby irrevocably designates and appoints Successor Agent (as the successor to

Resigning Agent) as the Administrative Agent under the Assigned Documents and consents to the assignment of the Assigned Documents described herein, (iii) Successor Agent shall succeed to and have the rights, covenants, liabilities and obligations of Resigning Agent under the Assigned Documents and Successor Agent hereby accepts the assignment of all such right, title and interest, and assumes the performance of each and every right, covenant, liability and obligation of Resigning Agent (in its capacity as Administrative Agent) under the Assigned Documents; provided, that under no circumstances does Successor Agent assume, nor shall Successor Agent be deemed to assume or be responsible for, (x) any obligations of the Administrative Agent under or pursuant to any Loan Document arising prior to the Effective Date or (y) any claim of any nature arising at any time or from time to time against Resigning Agent as Administrative Agent or in any other capacity under or with respect to any Loan Documents or this Agreement or the transactions contemplated thereby or hereby, and (iv) all provisions of Article XVIII of the Loan Agreement in effect as of the date hereof, including but not limited to the indemnification and cost and expense provisions thereunder, shall inure to the benefit of Resigning Agent as to any actions taken or omitted to be taken by it as Administrative Agent. Successor Agent expressly acknowledges and agrees that the foregoing assignment has been given by Resigning Agent without recourse, representation or warranty except as set forth in the last sentence of this Section 1. Without limiting the foregoing, Resigning Agent makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower, Holding Company, Servicer, Backup Servicer or any Obligor of any of their respective obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto. Resigning Agent hereby represents and warrants that it has not assigned to any other Person any of the interests being assigned by it hereunder.

B. In connection with the assignment described herein, Resigning Agent (at the sole cost of Borrower), Borrower, Holding Company, Obligors, the Lenders, Backup Servicer, Collateral Agent, Calculation Agent and Paying Agent each agree to execute and/or deliver any documents reasonably requested by Successor Agent to carry out the intent and purpose of the assignment and to consummate the transactions contemplated by this Agreement.

C. In furtherance of the foregoing, each Lender party hereto hereby (i) consents to the Successor Agent’s entering into of such documents reasonably requested by the Successor Agent to carry out the intent and purpose of the assignment and to consummate the transactions contemplated by this Agreement, (ii) acknowledges the resignation of Resigning Agent as Administrative Agent under the Loan Documents, and (iii) waives any requirement under Article XVIII of the Loan Agreement that Resigning Agent provide prior written notice prior to such resignation.

2. Amendments to Assigned Documents.

A. The parties hereto agree that on the Effective Date (as defined herein) of this Agreement:

(1) all references in the Assigned Documents to “Administrative Agent”, or to Guggenheim Corporate Funding, LLC in any such capacity, shall be deemed to refer to Guggenheim Credit Services, LLC in such capacity; and

(2) The address for the Administrative Agent set forth in Section 14.5 shall be revised as stated below:

If to the Administrative Agent:

Guggenheim Credit Services, LLC

330 Madison Avenue, 11th Floor

New York, New York 10017

Attention: GI Ops NY Loan Agency

Facsimile: (212) 644-8396

Email: GIOpsNYLoanAgency@guggenheimpartners.com

With a copy to:

Guggenheim Credit Services, LLC

330 Madison Avenue, 11th Floor

New York, New York 10017

Attn: GI Legal

Facsimile: (212) 644-8107

3. Effectiveness. This Agreement shall become effective promptly upon the satisfaction of all of the following conditions precedent (the “Effective Date”):

A. Successor Agent shall have received:

(1) duly executed counterparts of this Agreement which, when taken together, bear the authorized signatures of Borrower, Holding Company, Servicer, each Obligor, Resigning Agent, Successor Agent, Collateral Agent, Calculation Agent, Paying Agent, Backup Servicer, and each Lender; and

(2) such other documents, instruments and certificates as it shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to Successor Agent.

B. All other fees and expenses incurred to date payable by Borrower to the Successor Agent in connection with the Loan Documents, this Agreement and any and all agreements and documents executed in connection therewith (including the reasonable fees and expenses of counsel to the Successor Agent) shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4. Payments of Amounts Due under the Loan Documents. If at any time on or after the Effective Date the Resigning Agent shall obtain payment of any amount required to be paid to the Administrative Agent under the Loan Documents or to any Lender other than Resigning Agent, then Resigning Agent as soon as commercially practicable shall (a) notify Successor Agent, as successor Administrative Agent of such fact, and (b) as soon as commercially practicable deliver all such amounts to Successor Agent, as successor Administrative Agent for application in accordance with the Loan Documents. Notwithstanding anything herein or in any Loan Document to the contrary, on and after the Effective Date, all principal, interest, fees and other amounts payable by Borrower or any of its Subsidiaries to the Administrative Agent under the Loan Documents shall be payable toSuccessor Agent, as successor Administrative Agent, as and when such amounts become due and payable.

5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

6. Miscellaneous. The Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other electronic means shall be equally effective as delivery of the original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic means shall also deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement. This Agreement shall constitute a Loan Document under the terms of the Loan Agreement. Except as expressly set forth herein, the amendments provided herein shall not, by implication or otherwise, limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent or any other Agent under the Loan Agreement or any other Loan Document, nor shall it constitute a waiver of any Default or Event of Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document. Except to the extent the Loan Documents are expressly amended herein, the Loan Documents shall continue in full force and effect in accordance with the provisions thereof.

7. WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.

[Signature pages follow.]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Agreement to be executed on its behalf by its officer thereunto duly authorized, as of the date first written above.

SUCCESSOR AGENT:

GUGGENHEIM CREDIT SERVICES, LLC,

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

RESIGNING AGENT:

GUGGENHEIM CORPORATE FUNDING, LLC,

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

COLLATERAL AGENT, PAYING AGENT AND CALCULATION AGENT:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent, Paying Agent And Calculation Agent,

By:	/s/ Lucy Hsieh
Name: Lucy Hsieh
Title: Vice President

By:	/s/ Rajesh Rambersaud
Name: Rajesh Rambersaud
Title: Assistant Vice President

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

BACKUP SERVICER:

MIDLAND LOAN SERVICES, a division of PNC BANK, NATIONAL ASSOCIATION, as Backup Servicer,

By:	/s/ Alan H. Torgler
Name: Alan H. Torgler
Title: Vice President Servicing Officer

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

LENDERS:[1]

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[1]	Lenders to be confirmed/updated by Guggenheim, as applicable

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AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

HORACE MANN LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

FIRST SECURITY BENEFIT LIFE AND ANNUITY COMPANY OF NEW YORK

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

GUGGENHEIM LIFE AND ANNUITY COMPANY

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

EQUITRUST LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

DELAWARE LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

WILTON REASSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

WILTON REASSURANCE COMPANY OF NEW YORK

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

TEXAS LIFE INSURANCE COMPANY YORK

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

BORROWER:

AP WIP HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

SERVICER:

AP SERVICE COMPANY, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

HOLDING COMPANY:

AP WIP DOMESTIC INVESTMENTS III, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

OBLIGORS:

AP WIP TOWER, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

AP WIRELESS INVESTMENTS I, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS

AP WIP UNION HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

175 E. UNION ROAD, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

13500 S HARLEM AVE, LLC, a Delaware limited liability company

By:	/s/ Scott G. Bruce
Name: Scott G. Bruce
Title: Managing Director

SIGNATURE PAGE TO

AGREEMENT REGARDING AGENCY AND AMENDMENT TO LOAN DOCUMENTS